FINANCIAL RISK MANAGEMENT (Tables)	6 Months Ended
Jun. 30, 2020
Disclosure of financial risk management [Abstract]
Schedule of Effect of Foreign Currency Derivatives Impacts in Consolidated Income Statement and Statement of Comprehensive Income/(Loss)
The table below details the effect of foreign currency derivatives in the Unaudited Interim Consolidated Income Statement and the Unaudited Interim Consolidated Statement of Comprehensive Income / (Loss):

(in millions of Euros)	Notes	Three months ended June 30, 2020	Three months ended June 30, 2019	Six months ended June 30, 2020	Six months ended June 30, 2019
Derivatives that do not qualify for hedge accounting
Included in Other gains / (losses) - net
Realized gains on foreign currency derivatives - net	6	—	1	2	3
Unrealized (losses) / gains on foreign currency derivatives - net (A)	6	(1)	(1)	(2)	1
Derivatives that qualify for hedge accounting
Included in Revenue
Realized losses on foreign currency derivatives - net	6	(3)	(1)	(5)	(2)
Unrealized gains on foreign currency derivatives - net	6	1	—	—	—
Included in Other gains / (losses) - net
Losses reclassified from OCI as a result of hedge accounting discontinuation (B)	6	(5)	—	(5)	—
Included in Other comprehensive income / (loss)			—
Unrealized gains / (losses) on foreign currency derivatives - net		2	1	(6)	(7)
Gains reclassified from cash flow hedge reserve to the Unaudited Interim Consolidated Income Statement		3	1	6	2

(A)	Gains or losses on the hedging instruments are expected to offset losses or gains on the underlying hedged forecasted sales that will be reflected in future years when these sales are recognized.

(B)
In the period ended June 30, 2020, we determined that a portion of the hedged forecasted sales for the second half of 2020 and 2021, to which hedge accounting is applied, was no longer expected to occur. As a result, the fair value of the related derivatives accumulated in equity was reclassified in the Unaudited Interim Consolidated Income Statement and generated a €5 million loss.